Exhibit 99.1 Earnings Release Supplement Second Quarter 2020

Citizens Community Bancorp, Inc. Table of Contents Segment Profiles Page(s) CZWI Focus Items 1 COVID-19 Related Loan Deferrals 2 Non-Owner Occupied CRE 3 Owner Occupied CRE 4 Multi-family 5 Construction and Development Loans 6 Commercial and Industrial Loans 7 Agricultural Real Estate and Operating Loans 8 Commercial Real Estate by Vintage and Risk Rating 9 Residential Loans 10 Hotel Loans 11 Restaurant Loans 12 Credit Quality Risk Rating Descriptions 13 Loans by Risk Rating as of June 30, 2020 14 Loans by Risk Rating as of March 31, 2020 15 Loans by Risk Rating as of December 31, 2019 16 Loans by Risk Rating as of June 30, 2019 17

CZWI Focus Items INCREASE TANGIBLE BOOK AND SHAREHOLDER VALUE Targeted growth in TBV of 8 -10%, increase TCE to Total Assets >8% and achieve ROA and ROE in the upper half of its peer group. REDUCE NPA’S & CLASSIFIED LOANS TO PEER GROUP MEDIAN Aggressively reduce problem assets from acquired banks, manage the originated book prudently, and build the allowance to absorb potential COVID related losses. INCREASE OPERATING LEVERAGE Achieve an efficiency ratio in the mid 60% range by reducing branch and support expenses, optimize commercial portfolios, and increase non-interest income sources. CONSISTENCY IN CULTURE Apply software and API’s to increase productivity and support future growth, while proactively managing operating and credit risk. 1

COVID-19 Related Loan Deferrals Dollars In Thousands Modification Types Balances of Loans Interest Only P&I Payments % of Total Category Loan Category Modified Payment Deferred Loans Commercial Real Estate $ 147,235 34.1% 40.5% 11.4% Agricultural Real Estate $ 2,289 0.0% 1.2% 0.2% Multi-family $ 14,835 3.5% 4.0% 1.2% Construction & Development $ 16,795 3.0% 5.5% 1.3% Commercial & Industrial $ 12,493 4.4% 1.9% 1.0% Agricultural Operating $ 66 0.0% 0.0% 0.0% Residential Mortgage $ 3,054 0.0% 1.5% 0.2% Consumer Installment & Originated Indirect $ 544 0.0% 0.3% 0.0% Total $ 197,311 45.0% 55.0% 15.3% Balances of Loans High Exposure Commercial Segments Interest Only Principal Only Modified Hotel $ 78,151 17.8% 21.8% Restaurant $ 24,657 8.6% 3.9% Other Non-Owner Occupied Commercial Real Estate $ 39,069 9.9% 9.9% Total $ 141,877 36.3% 35.6% Notes All loan deferments qualified for temporary suspension of troubled • No completed COVID–19 related modifications/deferrals processed as debt restructuring requirements of March 31, 2020 pursuant to section 4013 of the CARES • Over 97% COVID-19 modifications occurred in April and May Act. Source: Internal Company Documents 2

Citizens Community Bancorp Inc.

# Non – Owner Occupied CRE

## Non – Owner Occupied CRE


27%
28%
7%
6%
5%
5%
5%
4%
4%
9%
Investor Residential
Hotel
Retail
Senior Living
Office
Industrial/Manufacturing
Restaurant
Warehouse/Mini Storage
Mixed Use
Other

## By Geography


49%
39%
12%
Wisconsin
Minnesota
Other

## Portfolio Characteristics Non - Owner Occupied CRE

| | |
|---|---|
| Loan Balance Outstanding - In Millions | $303 |
| Number of Loans | 850 |
| Average Loan Size - In Thousands | $356 |
| Approximate Weighted Average LTV | 55% |
| Approximate Weighted Average DSCR | 2.1x |
| Seasoning In Months | 43 |
| 2019 Net Charge-Offs | 0.00% |

## Portfolio Fundamentals

- Typically well seasoned investors with multiple projects, track record of success and personal financial strength (net w worth/Liquidity)
- Maximum LTV =<80% with recourse to owners with >20% interest
- Term of 5-10 years with 20 to 25-year amortizations depending on property type, markets and strength and liquidity of sponsors
- Minimum DSC and/or Global DSC covenant required to monitor performance ranging from 1.15x-1.25x
- Conservative underwriting approach emphasizing actual results or market data
- Appropriate use of SBA 504/7a for lower cash injection or special use projects

Source: Internal Company Documents

3

Owner Occupied CRE Owner Occupied Portfolio Characteristics 15% 20% CRE Owner Occupied 6% 7% 13% Loan Balance Outstanding In Millions $207 8% Number of Loans 427 9% 11% 11% Average Loan Size In Thousands $356 CRE Campground Restaurant Approximate Weighted Average LTV 47% Mixed Use industrial/Manufacturing Approximate Weighted Average DSCR 1.9x Retail Warehouse/Mini Storage Seasoning In Months 47 Senior Living Office Other 2019 Net Charge-Offs 0.00% By Geography Portfolio Fundamentals 8% • Underwritten to <80% LTV based on appraised value (<75% for Hospitality/Restaurant) 36% 56% • Term of 5-10 years with 20-year amortization • Recourse to owners with greater than 20% interest • DSC covenant of 1.25x on project and/or Global DSC of 1.15x • Appropriate use of SBA 504/7a for lower cash injection or special use projects • By Geography “Other” segment includes borrowers with warm Wisconsin Minnesota Other climates, no state income tax sales Source: Internal Company Documents 4

Multi-family Multi-family Portfolio Characteristics - Multi-family Loan Balance Outstanding In Millions $104 100% Number of Loans 93 Average Loan Size In Millions $1.1 Approximate Weighted Average LTV 59% Approximate Weighted Average DSCR 1.77x Seasoning In Months 27 Multi-family 2019 Net Charge-Offs 0.00% 2% By Geography Portfolio Fundamentals 29% • Robust housing markets in Eau Claire and Mankato markets supported by student populations at state universities, technical colleges, and growing population and job markets • Multi-family sponsors experienced owners with multi-project portfolios 69% • Typically underwritten to 75% LTV based on appraised value with recourse; metro markets and/or strong sponsors may warrant up to 80% LTV • Term of 5-10 years with 20 to 25-year amortization (varies by new versus existing, size of market and sponsor strength) Wisconsin Minnesota Other • Covenant for minimum DSC/Global DSC 5 Source: Internal Company Documents

Citizens Community Bancorp Inc.

# Construction & Development Loans

## Commercial & Development



37%
17%
11%
9%
6%
4%
3%
3%
3%
7%
Multi-family
Commercial 1-4 Family Construction
CRE Senior Living
Residential Lot
Retail
CRE Hospitality
CRE Industrial/Manufacturing
CRE Warehouse/Mini Storage
Other Land
Other

## By Geography



60%
29%
11%
Wisconsin
Minnesota
Other

Source: Internal Company Documents

## Portfolio Characteristics - Construction & Development

| | |
|---|---|
| Loan Balance Outstanding In Millions | $110 |
| Number of Loans | 278 |
| Average Loan Size In Thousands | $396 |
| Approximate Weighted Average LTV | 62% |
| 2019 Net Charge-Offs | 0.00% |
| Percent Utilized of Commitments | 74% |

## Portfolio Fundamentals

- Underwritten to 75-80% LTV based on lesser of cost or appraised value with full recourse
- Interest only typically up to 18 months (depending on project complexity and seasonal timing) followed by amortization of 15-25 years (terms vary by property type)
- Borrower equity contribution of cash/land value =>15% injected at the beginning of project (cash/land contribution)
- Construction loans require 3rd Party inspections and Title Company draws after balancing to sworn construction statement
- 1-4 Residential construction centered in eastern Twin Cities and Northwest Wisconsin. Generally 80% LTC /60%-80% of AV. Spec building capped. Progress reporting monthly by individual home.

6

Citizens Community Bancorp Inc.

# Commercial & Industrial Loans

## Commercial & Industrial



14%
12%
11%
10%
8%
8%
7%
6%
5%
4%
4%
3%
3%
2%
2%
Manufacturing
Construction
Transportation and Warehousing
Wholesale Trade
Administrative Services
Other Services
Educational Services
Accomodation Services
Public Administration
Real Estate, Rental and Leasing
Other Services
Retail Trade
Professional Services
Finance and Insurance
Agriculture

## By Geography



84%
13%
3%
Wisconsin
Minnesota
Other

Source: Internal Company Documents

## Portfolio Characteristics - Commercial & Industrial

| | |
|---|---|
| Loan Balance In Millions | $110 |
| Number of Loans | 864 |
| Average Loan Size In Thousands | $127 |
| Approximate Weighted Average DSCR | 2.6 |
| Seasoning in months | 34 |
| 2019 Net Charge-Offs | 0.00% |
| Committed Line, if collateral | 65 |

## Portfolio Fundamentals

- Highly diversified, secured loan portfolio underwritten with recourse
- Lines of credit reviewed annually and may have borrowing base certificates governing line usage
- Fixed asset LTV's based on age and type of equipment; <5-year amortization
- Use of SBA Guaranty Program (Preferred Lender or General Processing) as appropriate
- "Retail Trade" segment consists of Farm Supply, Franchised Hardware, Franchised Auto Parts, Franchised and Non-franchised Auto Dealers and Repair Shops, Convenience Stores/Gas Stations

7

Agricultural RE & Operating Loans Agricultural Portfolio Characteristics - Agricultural 22% 36% Loan Balance Outstanding - In Millions $110 13% Number of Loans 664 Average Loan Size - In Thousands $165 29% Approximate Weighted Average DSCR 1.9x Seasoning In Months 52 Crop Dairy Other Farming Owned Land 2019 Net Charge-Offs 0.30% 4% By Geography Portfolio Fundamentals • Producers required to have marketing plans to mitigate volatility of 36% commodities 60% • Appropriate crop/revenue insurance and/or dairy margin protection required • Maximum Ag RE LTV of less than 65%; Equipment LTV of less than 75% • Appropriate structuring to separate crop production cycles and to match length of loan with asset financed • Use of Farmer Mac, FSA, SBA or USDA programs to address DSC, Wisconsin Minnesota Other collateral margins or working capital Source: Internal Company Documents 8

Commercial Real Estate by Vintage and Risk Rating Dollars In Thousands 2015 & 2016 2017 2018 2019 2020 Total Pass Rated Prior Commercial Real Estate $33,663 $75,501 $117,981 $134,109 $56,550 $70,832 $488,636 Agricultural Real Estate $4,438 $8,980 $16,383 $9,842 $9,857 $18,804 $68,304 Multi-family $6,034 $6,032 $26,761 $22,493 $38,655 $3,516 $103,491 Construction and Development $1,380 $756 $12,077 $73,365 $11,888 $1,131 $100,597 $45,515 $91,269 $173,202 $239,809 $116,950 $94,283 $761,028 Special Mention Rated Commercial Real Estate $10 $5,267 $250 $514 $1,679 $3,931 $11,651 Agricultural Real Estate $63 $0 $386 $0 $0 $20 $469 Construction and Development $0 $0 $5,867 $0 $0 $0 $5,867 $73 $5,267 $6,503 $514 $1,679 $3,951 $17,987 Substandard Rated Commercial Real Estate $2,091 $265 $0 $109 $0 $6,973 $9,438 Agricultural Real Estate $1,165 $1,808 $1,751 $3,295 $248 $1,152 $9,419 Multi-family $0 $0 $0 $0 $0 $148 $148 Construction and Development $3,478 $0 $0 $0 $0 $190 $3,668 $6,734 $2,073 $1,751 $3,404 $248 $8,463 $22,673 Source: Internal Company Documents 9

Residential Loans Dollars In Thousands Year Of Origination By FICO Score Band 2016 2017 2018 2019 2020 2015 & Prior Grand Total Greater than 740 $5,926 $5,442 $8,708 $9,701 $1,558 $52,015 $83,350 >680-740 $2,325 $1,189 $3,834 $3,198 $1,006 $21,651 $33,203 580-680 $1,192 $745 $1,897 $1,829 $372 $18,499 $24,534 Less than 580 $1,190 $304 $472 $167 $131 $7,128 $9,392 Not Available $369 $258 $0 $0 $0 $1,318 $1,945 Total $11,002 $7,938 $14,911 $14,895 $3,067 $100,611 $152,424 Year Of Origination By LTV Range 2016 2017 2018 2019 2020 2015 & Prior Grand Total > 75% $1,706 $1,509 $3,032 $6,406 $1,222 $5,826 $19,701 >65-75% $2,088 $892 $2,431 $1,725 $439 $18,128 $25,703 >55-65% $2,111 $1,192 $1,928 $1,791 $265 $20,263 $27,550 <= 55% $5,097 $4,345 $7,520 $4,973 $1,141 $56,394 $79,470 Total $11,002 $7,938 $14,911 $14,895 $3,067 $100,611 $152,424 Source: Internal Company Documents 10

Hotel Loans Hotels Portfolio Characteristics - Hotels 8% 12% Loan Balance Outstanding In Millions $109 Number of Loans 43 Average Loan Size In Millions $2.3 21% 59% Approximate Weighted Average LTV 64% Approximate DSCR - Non-Construction 1.6x 2019 Net Charge Offs 0.00% Construction Loan Balance 19 Flagged Historic Boutique Wisconsin Dells Area Other Percent Utilized of Commitments 84% By Geography Portfolio Fundamentals 15% 41% • Mainly experienced multi project hoteliers and guarantors with strong personal financial statements (net worth and liquidity) • Mainly flagged properties, Historic hotels, including two hotels in Minneapolis 44% • Wisconsin Dells Area projects were acquired from F&M • One Historic project is approved for SBA 504 structure and there is a flagged project approved with the SBA 504 structure; both nearing completion of construction Wisconsin Minnesota Illinois • Underwriting consistent with management's conservative approach to Investor Secured CRE, emphasizing actual results in underwriting Source: Internal Company Documents 11

Restaurant Loans 6% Restaurants 8% Portfolio Characteristics - Restaurants 9% 44% 12% Loan Balance Outstanding In Millions $42 Number of Loans 99 21% Average Loan Size In Thousands $426 Culver's - Limited Service Restaurants Approximate Weighted Average LTV 54% Lessors of RE for Restaurant use Micro Breweries Approximate Weighted Average DSCR 2.2x Other National Limited Services Drinking Establishments 2019 Net Charge-Offs 0.00% By Geography 1% Portfolio Fundamentals 19% • Experienced developers/operators of national Limited /Quick Service brands (Culver’s, Subway, Dairy Queen, McDonalds, Jimmy John’s, A&W) • Underwritten to =<80% LTV with full recourse (depending on sponsor history); 20-year amortization with 5 to 10-year terms • Use of SBA Guaranty Program (Preferred Lender or General Processing) 80% as appropriate • Drinking establishments may have other collateral pledged and tend to be in smaller communities in our footprint • Micro Breweries concentrated in Eau Claire area Wisconsin Minnesota Other • Lessors of RE include investor and owner-occupied structure Source: Internal Company Documents 12

Credit Quality/Risk Ratings: Management utilizes a numeric risk rating system to identify and quantify the Bank’s risk of loss within its loan portfolio. Ratings are initially assigned prior to funding the loan, and may be changed at any time as circumstances warrant. Ratings range from the highest to lowest quality based on factors that include measurements of ability to pay, collateral type and value, borrower stability and management experience. The Bank’s loan portfolio is presented below in accordance with the risk rating framework that has been commonly adopted by the federal banking agencies. The definitions of the various risk rating categories are as follows: 1 through 4 - Pass. A “Pass” loan means that the condition of the borrower and the performance of the loan is satisfactory or better. 5 - Watch. A “Watch” loan has clearly identifiable developing weaknesses that deserve additional attention from management. Weaknesses that are not corrected or mitigated, may jeopardize the ability of the borrower to repay the loan in the future. 6 - Special Mention. A “Special Mention” loan has one or more potential weakness that deserve management’s close attention. If left uncorrected, these potential weaknesses may result in deterioration of the repayment prospects for the loan or in the institution’s credit position in the future. 7 - Substandard. A “Substandard” loan is inadequately protected by the current net worth and paying capacity of the obligor or the collateral pledged, if any. Assets classified as substandard must have a well-defined weakness, or weaknesses, that jeopardize the liquidation of the debt. They are characterized by the distinct possibility that the Bank will sustain some loss if the deficiencies are not corrected. 8 - Doubtful. A “Doubtful” loan has all the weaknesses inherent in a Substandard loan with the added characteristic that the weaknesses make collection or liquidation in full, on the basis of currently existing facts, conditions and values, highly questionable and improbable. 9 - Loss. Loans classified as “Loss” are considered uncollectible, and their continuance as bankable assets is not warranted. This classification does not mean that the loan has absolutely no recovery or salvage value, and a partial recovery may occur in the future. 13

Below is a breakdown of loans by risk rating as of June 30, 2020:

| | 1 to 5 | 6 | 7 | 8 | 9 | TOTAL |
|---|---|---|---|---|---|---|
| **Originated Loans:** | | | | | | |
| **Commercial/Agricultural real estate:** | | | | | | |
| Commercial real estate | $ 308,633 | $ 4,952 | $ 805 | $ — | $ — | $ 314,390 |
| Agricultural real estate | 32,592 | 469 | 2,077 | — | — | 35,138 |
| Multi-family real estate | 90,617 | — | — | — | — | 90,617 |
| Construction and land development | 85,511 | 5,867 | 3,478 | — | — | 94,856 |
| **C&I/Agricultural operating:** | | | | | | |
| Commercial and industrial | 76,447 | 661 | 3,261 | — | — | 80,369 |
| C&I SBA PPP loans | 137,330 | — | — | — | — | 137,330 |
| Agricultural operating | 24,488 | 768 | 557 | — | — | 25,813 |
| **Residential mortgage:** | | | | | | |
| Residential mortgage | 91,649 | — | 4,015 | — | — | 95,664 |
| Purchased HELOC loans | 6,534 | — | 327 | — | — | 6,861 |
| **Consumer installment:** | | | | | | |
| Originated indirect paper | 31,815 | — | 216 | — | — | 32,031 |
| Other consumer | 14,082 | — | 93 | — | — | 14,175 |
| Total originated loans | $ 899,698 | $ 12,717 | $ 14,829 | $ — | $ — | $ 927,244 |
| **Acquired Loans:** | | | | | | |
| **Commercial/Agricultural real estate:** | | | | | | |
| Commercial real estate | $ 180,003 | $ 6,699 | $ 8,633 | $ — | $ — | $ 195,335 |
| Agricultural real estate | 35,712 | — | 7,342 | — | — | 43,054 |
| Multi-family real estate | 12,874 | — | 148 | — | — | 13,022 |
| Construction and land development | 15,086 | — | 190 | — | — | 15,276 |
| **C&I/Agricultural operating:** | | | | | | |
| Commercial and industrial | 28,274 | 59 | 1,144 | — | — | 29,477 |
| Agricultural operating | 10,723 | 80 | 1,321 | — | — | 12,124 |
| **Residential mortgage:** | | | | | | |
| Residential mortgage | 54,058 | 403 | 2,299 | — | — | 56,760 |
| **Consumer installment:** | | | | | | |
| Other consumer | 1,634 | — | 5 | — | — | 1,639 |
| Total acquired loans | $ 338,364 | $ 7,241 | $ 21,082 | $ — | $ — | $ 366,687 |
| **Total Loans:** | | | | | | |
| **Commercial/Agricultural real estate:** | | | | | | |
| Commercial real estate | $ 488,636 | $ 11,651 | $ 9,438 | $ — | $ — | $ 509,725 |
| Agricultural real estate | 68,304 | 469 | 9,419 | — | — | 78,192 |
| Multi-family real estate | 103,491 | — | 148 | — | — | 103,639 |
| Construction and land development | 100,597 | 5,867 | 3,668 | — | — | 110,132 |
| **C&I/Agricultural operating:** | | | | | | |
| Commercial and industrial | 104,721 | 720 | 4,405 | — | — | 109,846 |
| C&I SBA PPP loans | 137,330 | — | — | — | — | 137,330 |
| Agricultural operating | 35,211 | 848 | 1,878 | — | — | 37,937 |
| **Residential mortgage:** | | | | | | |
| Residential mortgage | 145,707 | 403 | 6,314 | — | — | 152,424 |
| Purchased HELOC loans | 6,534 | — | 327 | — | — | 6,861 |
| **Consumer installment:** | | | | | | |
| Originated indirect paper | 31,815 | — | 216 | — | — | 32,031 |
| Other consumer | 15,716 | — | 98 | — | — | 15,814 |
| Gross loans | $ 1,238,062 | $ 19,958 | $ 35,911 | $ — | $ — | $ 1,293,931 |
| Less: | | | | | | |
| Unearned net deferred fees and costs and loans in process | | | | | | (5,369) |
| Unamortized discount on acquired loans | | | | | | (7,387) |
| Allowance for loan losses | | | | | | (13,373) |
| Loans receivable, net | | | | | | $ 1,267,802 |

14

Below is a breakdown of loans by risk rating as of March 31, 2020:

| | 1 to 5 | 6 | 7 | 8 | 9 | TOTAL |
|---|---|---|---|---|---|---|
| **Originated Loans:** | | | | | | |
| **Commercial/Agricultural real estate:** | | | | | | |
| Commercial real estate | $ 307,313 | $ 4,978 | $ 856 | $ — | $ — | $ 313,147 |
| Agricultural real estate | 33,069 | 469 | 2,114 | — | — | 35,652 |
| Multi-family real estate | 89,474 | — | — | — | — | 89,474 |
| Construction and land development | 72,427 | 5,780 | 3,478 | — | — | 81,685 |
| **C&I/Agricultural operating:** | | | | | | |
| Commercial and industrial | 80,746 | 1,115 | 3,388 | — | — | 85,249 |
| Agricultural operating | 21,552 | 428 | 720 | — | — | 22,700 |
| **Residential mortgage:** | | | | | | |
| Residential mortgage | 98,138 | 35 | 4,681 | — | — | 102,854 |
| Purchased HELOC loans | 7,367 | — | 234 | — | — | 7,601 |
| **Consumer installment:** | | | | | | |
| Originated indirect paper | 36,153 | — | 261 | — | — | 36,414 |
| Purchased indirect paper | — | — | — | — | — | — |
| Other consumer | 14,923 | — | 157 | — | — | 15,080 |
| Total originated loans | $ 761,162 | $ 12,805 | $ 15,889 | $ — | $ — | $ 789,856 |
| **Acquired Loans:** | | | | | | |
| **Commercial/Agricultural real estate:** | | | | | | |
| Commercial real estate | $ 192,367 | $ 5,513 | $ 9,123 | $ — | $ — | $ 207,003 |
| Agricultural real estate | 39,729 | — | 8,037 | — | — | 47,766 |
| Multi-family real estate | 13,361 | — | 148 | — | — | 13,509 |
| Construction and land development | 13,982 | — | 251 | — | — | 14,233 |
| **C&I/Agricultural operating:** | | | | | | |
| Commercial and industrial | 34,914 | 563 | 1,280 | — | — | 36,757 |
| Agricultural operating | 13,700 | 82 | 1,458 | — | — | 15,240 |
| **Residential mortgage:** | | | | | | |
| Residential mortgage | 60,335 | 424 | 2,198 | — | — | 62,957 |
| **Consumer installment:** | | | | | | |
| Other consumer | 2,095 | — | 9 | — | — | 2,104 |
| Total acquired loans | $ 370,483 | $ 6,582 | $ 22,504 | $ — | $ — | $ 399,569 |
| **Total Loans:** | | | | | | |
| **Commercial/Agricultural real estate:** | | | | | | |
| Commercial real estate | $ 499,680 | $ 10,491 | $ 9,979 | $ — | $ — | $ 520,150 |
| Agricultural real estate | 72,798 | 469 | 10,151 | — | — | 83,418 |
| Multi-family real estate | 102,835 | — | 148 | — | — | 102,983 |
| Construction and land development | 86,409 | 5,780 | 3,729 | — | — | 95,918 |
| **C&I/Agricultural operating:** | | | | | | |
| Commercial and industrial | 115,660 | 1,678 | 4,668 | — | — | 122,006 |
| Agricultural operating | 35,252 | 510 | 2,178 | — | — | 37,940 |
| **Residential mortgage:** | | | | | | |
| Residential mortgage | 158,473 | 459 | 6,879 | — | — | 165,811 |
| Purchased HELOC loans | 7,367 | — | 234 | — | — | 7,601 |
| **Consumer installment:** | | | | | | |
| Originated indirect paper | 36,153 | — | 261 | — | — | 36,414 |
| Purchased indirect paper | — | — | — | — | — | — |
| Other consumer | 17,018 | — | 166 | — | — | 17,184 |
| Gross loans | $ 1,131,645 | $ 19,387 | $ 38,393 | $ — | $ — | $ 1,189,425 |
| Less: | | | | | | |
| Unearned net deferred fees and costs and loans in process | | | | | | (510) |
| Unamortized discount on acquired loans | | | | | | (7,964) |
| Allowance for loan losses | | | | | | (11,835) |
| Loans receivable, net | | | | | | $ 1,169,116 |

15

Below is a breakdown of loans by risk rating as of December 31, 2019:

| | 1 to 5 | 6 | 7 | 8 | 9 | TOTAL |
|---|---|---|---|---|---|---|
| **Originated Loans:** | | | | | | |
| **Commercial/Agricultural real estate:** | | | | | | |
| Commercial real estate | $ 301,381 | $ 266 | $ 899 | $ — | $ — | $ 302,546 |
| Agricultural real estate | 31,129 | 829 | 2,068 | — | — | 34,026 |
| Multi-family real estate | 71,877 | — | — | — | — | 71,877 |
| Construction and land development | 67,989 | — | 3,478 | — | — | 71,467 |
| **C&I/Agricultural operating:** | | | | | | |
| Commercial and industrial | 85,248 | 1,023 | 3,459 | — | — | 89,730 |
| Agricultural operating | 19,545 | 402 | 770 | — | — | 20,717 |
| **Residential mortgage:** | | | | | | |
| Residential mortgage | 104,428 | — | 4,191 | — | — | 108,619 |
| Purchased HELOC loans | 8,407 | — | — | — | — | 8,407 |
| **Consumer installment:** | | | — | | | |
| Originated indirect paper | 39,339 | — | 246 | — | — | 39,585 |
| Purchased indirect paper | — | — | — | — | — | — |
| Other consumer | 15,425 | — | 121 | — | — | 15,546 |
| Total originated loans | $ 744,768 | $ 2,520 | $ 15,232 | $ — | $ — | $ 762,520 |
| **Acquired Loans:** | | | | | | |
| **Commercial/Agricultural real estate:** | | | | | | |
| Commercial real estate | $ 196,692 | $ 6,084 | $ 9,137 | $ — | $ — | $ 211,913 |
| Agricultural real estate | 42,381 | 534 | 8,422 | — | — | 51,337 |
| Multi-family real estate | 13,533 | — | 1,598 | — | — | 15,131 |
| Construction and land development | 14,181 | — | 762 | — | — | 14,943 |
| **C&I/Agricultural operating:** | | | | | | |
| Commercial and industrial | 41,587 | 932 | 1,485 | — | — | 44,004 |
| Agricultural operating | 15,621 | 350 | 1,092 | — | — | 17,063 |
| **Residential mortgage:** | | | | | | |
| Residential mortgage | 65,125 | 436 | 2,152 | — | — | 67,713 |
| **Consumer installment:** | | | | | | |
| Other consumer | 2,628 | — | 12 | — | — | 2,640 |
| Total acquired loans | $ 391,748 | $ 8,336 | $ 24,660 | $ — | $ — | $ 424,744 |
| **Total Loans:** | | | | | | |
| **Commercial/Agricultural real estate:** | | | | | | |
| Commercial real estate | $ 498,073 | $ 6,350 | $ 10,036 | $ — | $ — | $ 514,459 |
| Agricultural real estate | 73,510 | 1,363 | 10,490 | — | — | 85,363 |
| Multi-family real estate | 85,410 | — | 1,598 | — | — | 87,008 |
| Construction and land development | 82,170 | — | 4,240 | — | — | 86,410 |
| **C&I/Agricultural operating:** | | | | | | |
| Commercial and industrial | 126,835 | 1,955 | 4,944 | — | — | 133,734 |
| Agricultural operating | 35,166 | 752 | 1,862 | — | — | 37,780 |
| **Residential mortgage:** | | | | | | |
| Residential mortgage | 169,553 | 436 | 6,343 | — | — | 176,332 |
| Purchased HELOC loans | 8,407 | — | — | — | — | 8,407 |
| **Consumer installment:** | | | | | | |
| Originated indirect paper | 39,339 | — | 246 | — | — | 39,585 |
| Purchased indirect paper | — | — | — | — | — | — |
| Other consumer | 18,053 | — | 133 | — | — | 18,186 |
| Gross loans | $ 1,136,516 | $ 10,856 | $ 39,892 | $ — | $ — | $ 1,187,264 |
| Less: | | | | | | |
| Unearned net deferred fees and costs and loans in process | | | | | | (393) |
| Unamortized discount on acquired loans | | | | | | (9,491) |
| Allowance for loan losses | | | | | | (10,320) |
| Loans receivable, net | | | | | | $ 1,167,060 |

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Below is a breakdown of loans by risk rating as of June 30, 2019:

| | 1 to 5 | 6 | 7 | 8 | 9 | TOTAL |
|---|---|---|---|---|---|---|
| **Originated Loans:** | | | | | | |
| **Commercial/Agricultural real estate:** | | | | | | |
| Commercial real estate | $ 237,548 | $ 349 | $ 1,154 | $ — | $ — | $ 239,051 |
| Agricultural real estate | 32,681 | 111 | 2,135 | — | — | 34,927 |
| Multi-family real estate | 75,663 | — | 1 | — | — | 75,664 |
| Construction and land development | 31,530 | — | 3,500 | — | — | 35,030 |
| **C&I/Agricultural operating:** | | | | | | |
| Commercial and industrial | 70,605 | 1,141 | 3,440 | — | — | 75,186 |
| Agricultural operating | 19,778 | 1,157 | 841 | — | — | 21,776 |
| **Residential mortgage:** | | | | | | |
| Residential mortgage | 114,787 | 54 | 2,744 | — | — | 117,585 |
| Purchased HELOC loans | 11,125 | — | — | — | — | 11,125 |
| **Consumer installment:** | | | | | | |
| Originated indirect paper | 47,188 | — | 203 | — | — | 47,391 |
| Purchased indirect paper | 11,155 | — | — | — | — | 11,155 |
| Other consumer | 15,187 | — | 42 | — | — | 15,229 |
| Total originated loans | $ 667,247 | $ 2,812 | $ 14,060 | $ — | $ — | $ 684,119 |
| **Acquired Loans:** | | | | | | |
| **Commercial/Agricultural real estate:** | | | | | | |
| Commercial real estate | $ 123,977 | $ 5,648 | $ 5,765 | $ — | $ — | $ 135,390 |
| Agricultural real estate | 50,217 | 1,297 | 5,696 | — | — | 57,210 |
| Multi-family real estate | 7,600 | — | 159 | — | — | 7,759 |
| Construction and land development | 16,630 | 38 | 373 | — | — | 17,041 |
| **C&I/Agricultural operating:** | | | | | | |
| Commercial and industrial | 29,127 | 1,526 | 1,915 | — | — | 32,568 |
| Agricultural operating | 13,699 | 195 | 1,157 | — | — | 15,051 |
| **Residential mortgage:** | | | | | | |
| Residential mortgage | 71,810 | 462 | 2,033 | — | — | 74,305 |
| **Consumer installment:** | | | | | | |
| Other consumer | 3,139 | — | 21 | — | — | 3,160 |
| Total acquired loans | $ 316,199 | $ 9,166 | $ 17,119 | $ — | $ — | $ 342,484 |
| **Total Loans:** | | | | | | |
| **Commercial/Agricultural real estate:** | | | | | | |
| Commercial real estate | $ 361,525 | $ 5,997 | $ 6,919 | $ — | $ — | $ 374,441 |
| Agricultural real estate | 82,898 | 1,408 | 7,831 | — | — | 92,137 |
| Multi-family real estate | 83,263 | — | 160 | — | — | 83,423 |
| Construction and land development | 48,160 | 38 | 3,873 | — | — | 52,071 |
| **C&I/Agricultural operating:** | | | | | | |
| Commercial and industrial | 99,732 | 2,667 | 5,355 | — | — | 107,754 |
| Agricultural operating | 33,477 | 1,352 | 1,998 | — | — | 36,827 |
| **Residential mortgage:** | | | | | | |
| Residential mortgage | 186,597 | 516 | 4,777 | — | — | 191,890 |
| Purchased HELOC loans | 11,125 | — | — | — | — | 11,125 |
| **Consumer installment:** | | | | | | |
| Originated indirect paper | 47,188 | — | 203 | — | — | 47,391 |
| Purchased indirect paper | 11,155 | — | — | — | — | 11,155 |
| Other consumer | 18,326 | — | 63 | — | — | 18,389 |
| Gross loans | $ 983,446 | $ 11,978 | $ 31,179 | $ — | $ — | $ 1,026,603 |
| Less: | | | | | | |
| Unearned net deferred fees and costs and loans in process | | | | | | 98 |
| Unamortized discount on acquired loans | | | | | | (6,744) |
| Allowance for loan losses | | | | | | (8,759) |
| Loans receivable, net | | | | | | $ 1,011,198 |

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